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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 20, 2002

                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                     1-10434                 13-1726769
(State or other jurisdiction        (Commission            (I.R.S. Employer
of incorporation or                  File Number)            Identification
    organization)                                                Number)

PLEASANTVILLE, NEW YORK                                       10570-7000
(Address of principal                                         (Zip Code)
   executive offices)


               Registrant's telephone number, including area code:
                                 (914) 238-1000


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

ITEM 5.  OTHER EVENTS.
         ------------

      As previously disclosed, on May 20, 2002, The Reader's Digest Association, Inc. (the "Company") entered into the Term Loan Agreement attached hereto as
Exhibit 10.1 and the Amended and Restated Five-Year Revolving Credit and Competitive Advance Facility Agreement attached hereto as Exhibit 10.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not applicable.

         (c)      EXHIBITS

                  NUMBER                       DESCRIPTION
                  ------                       -----------

                  10.1 Term Loan Agreement, dated as of May 20, 2002, among the Company, as a Borrower (as defined therein) and as the Guarantor (as defined therein), Books Are Fun, Ltd., QSP, Inc. and Reader's Digest Media Group, Inc. (subsequently renamed "Reiman Media Group, Inc."), as Borrowing Subsidiaries (as defined therein), the Lenders (as defined therein), JPMorgan Chase Bank, as administrative agent and collateral agent, Goldman Sachs Credit Partners L.P., as syndication agent, and the Co-Documentation Agents, Co-Arrangers and Joint Lead Arrangers and Bookrunners named therein

                  10.2 Amended and Restated Five-Year Revolving Credit and Competitive Advance Facility Agreement, dated as of May 20, 2002, among the Company, as a Borrower (as defined therein) and as the Guarantor (as defined therein), the Borrowing Subsidiaries (as defined therein), the Lenders (as defined therein) and JPMorgan Chase Bank, as administrative agent and collateral agent, and the Arrangers and Co-Syndication Agents and Lead Arranger and Sole Bookrunner named therein

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           The Reader's Digest Association, Inc.

Date:  June 3, 2002

                                                  /s/ Michael S. Geltzeiler
                                           -------------------------------------
                                           Name:  Michael S. Geltzeiler
                                           Title: Senior Vice President and
                                                  Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBIT NO.                                DESCRIPTION
----------                                 -----------


10.1 Term Loan Agreement, dated as of May 20, 2002, among the Company, as a Borrower (as defined therein) and as the Guarantor (as defined therein), Books Are Fun, Ltd., QSP, Inc. and Reader's Digest Media Group, Inc. (subsequently renamed "Reiman Media Group, Inc."), as Borrowing Subsidiaries (as defined therein), the Lenders (as defined therein), JPMorgan Chase Bank, as administrative agent and collateral agent, Goldman Sachs Credit Partners L.P., as syndication agent, and the Co-Documentation Agents, Co-Arrangers and Joint Lead Arrangers and Bookrunners named therein

10.2 Amended and Restated Five-Year Revolving Credit and Competitive Advance Facility Agreement, dated as of May 20, 2002, among the Company, as a Borrower (as defined therein) and as the Guarantor (as defined therein), the Borrowing Subsidiaries (as defined therein), the Lenders (as defined therein) and JPMorgan Chase Bank, as administrative agent and collateral agent, and the Arrangers and Co-Syndication Agents and Lead Arranger and Sole Bookrunner named therein







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